                                                                  Exhibit (N)(4)


                           FORM OF AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                                ING EQUITY TRUST



                                                                             CLASSES OF SHARES
                                                                ----------------------------------------
                                                                  A      B      C      I      Q      T
                                                                ----   ----   ----   ----   ----   -----
ING Convertible Fund                                              /      /      /     N/A     /     N/A
ING Equity and Bond Fund                                          /      /      /     N/A     /      /
ING Financial Services Fund                                       /      /     N/A    N/A    N/A    N/A
ING Growth Opportunities Fund                                     /      /      /      /      /      /
ING Large Company Value Fund                                      /      /      /     N/A     /     N/A
ING LargeCap Growth Fund                                          /      /      /      /      /     N/A
ING MidCap Value Fund                                             /      /      /     N/A     /     N/A
ING MidCap Opportunities Fund                                     /      /      /      /      /     N/A
ING Principal Protection Fund                                     /      /      /     N/A     /     N/A
ING Principal Protection Fund II                                  /      /      /     N/A     /     N/A
ING Principal Protection Fund III                                 /      /      /     N/A     /     N/A
ING Principal Protection Fund IV                                  /      /      /     N/A     /     N/A
ING Principal Protection Fund V                                   /      /      /     N/A     /     N/A
ING Principal Protection Fund VI                                  /      /      /     N/A     /     N/A
ING Principal Protection Fund VII                                 /      /      /     N/A     /     N/A
ING Principal Protection Fund VIII                                /      /      /     N/A     /     N/A
ING Real Estate Fund                                              /      /      /      /      /     N/A
ING Research Enhanced Index Fund                                  /      /      /      /      /     N/A
ING SmallCap Opportunities Fund                                   /      /      /      /      /      /
ING SmallCap Value Fund                                           /      /      /      /      /      /
ING Tax Efficient Equity Fund                                     /      /      /     N/A    N/A    N/A